                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED JULY 12, 2001


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2001-6
                     $500,000,000 ___% CLASS A CERTIFICATES
                      $26,316,000 ___% CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY
         ABN AMRO INCORPORATED
                     BANC OF AMERICA SECURITIES LLC
                                BANC ONE CAPITAL MARKETS, INC.
                                           CREDIT LYONNAIS SECURITIES
                                                       DEUTSCHE BANC ALEX. BROWN


         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2001-6 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES .......................  Discover Card Master Trust I,
                                             Series 2001-6 __% Class A Credit
                                             Card Pass-Through Certificates and
                                             Discover Card Master Trust I,
                                             Series 2001-6 __% Class B Credit
                                             Card Pass-Through Certificates.

INTEREST RATE..............................  Class A Certificates: ___% per
                                             year.

                                             Class B Certificates:  ___% per
                                             year.

                                             The trustee will calculate interest
                                             on the certificates on the basis of
                                             a 360-day year of twelve 30-day
                                             months.

INTEREST PAYMENT DATES.....................  The 15th day of each June and
                                             December, or the next business day,
                                             beginning in December 2001, and at
                                             maturity for the Class B
                                             Certificates.

EXPECTED MATURITY DATES....................  Class A Certificates: June 15,
                                             2006, or the next business day. If
                                             an Amortization Event occurs, the
                                             trust will pay principal monthly
                                             and the final principal payment may
                                             be made before or after June 15,
                                             2006.

                                             Class B Certificates: July 15,
                                             2006, or the next business day. If
                                             an Amortization Event occurs, the
                                             trust will pay principal monthly
                                             and the final payment of principal
                                             may be made either before or after
                                             July 15, 2006. The trust must
                                             generally pay all Class A principal
                                             before it pays any Class B
                                             principal.

                                             An "Amortization Event" is an event
                                             that will cause the trust to begin
                                             repaying principal on a monthly
                                             basis.

SERIES TERMINATION DATE....................  The first business day following
                                             December 15, 2008, or if December
                                             15, 2008 is not a business day, the
                                             second business day following
                                             December 15, 2008. The Series
                                             Termination Date is the last day on
                                             which the trust will pay principal
                                             on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)...............  The Class B Certificates are
                                             subordinated to the Class A
                                             Certificates, up to a specified
                                             dollar amount, known as the
                                             "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT..............  Initially $44,736,860, which may be reduced, reinstated or increased
                                             from time to time. The Available
                                             Subordinated Amount will increase
                                             by:

                                             -  $2,631,580 after a Supplemental
                                                Credit Enhancement Event, if
                                                Discover Bank has not made an
                                                Effective Alternative Credit
                                                Support Election;

                                             -  $23,684,220 after an Effective
                                                Alternative Credit Support
                                                Election, if a Supplemental
                                                Credit Enhancement Event has
                                                occurred; or

                                             -  $26,315,800 after an Effective
                                                Alternative Credit Support
                                                Election, if a Supplemental
                                                Credit Enhancement Event has not
                                                occurred.

                                             A "Supplemental Credit Enhancement
                                             Event" will occur the first time
                                             Standard & Poor's Ratings Services
                                             withdraws the long-term debt or
                                             deposit rating of Discover Bank, or
                                             an additional seller, if any, or
                                             reduces this rating below BBB -.

                                             "Effective Alternative Credit
                                             Support Election" will mean an
                                             effective election made by Discover
                                             Bank to change the way in which the
                                             trust allocates finance charge
                                             collections to this Series. To make
                                             this election, Discover Bank must
                                             deposit additional funds into the
                                             cash collateral account discussed
                                             below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)...............  Discover Bank will arrange to have a cash collateral account
                                             established and funded with
                                             $21,052,640 for the direct benefit
                                             of the Class B investors, the
                                             "Credit Enhancement Account," on
                                             the date the certificates are
                                             issued. The trustee may withdraw
                                             funds from this account to
                                             reimburse the Class B investors for
                                             amounts that would otherwise reduce
                                             their interest in the trust or
                                             affect their interest payments.

                                             The amount on deposit in this
                                             account may decrease or increase on
                                             future Distribution Dates. A
                                             "Distribution Date" is the 15th
                                             calendar day of each month, or the
                                             next business day, beginning in
                                             August 2001.

                                             The maximum amount of Credit
                                             Enhancement as of any Distribution
                                             Date will be:

                                             Before a Supplemental Credit
                                             Enhancement Event or an Effective
                                             Alternative Credit Support Election

                                             -  4.0% of the Series Investor
                                                Interest as of the end of the
                                                preceding month, but not less
                                                than $5,263,160; or

                                             After a Supplemental Credit
                                             Enhancement Event but before an
                                             Effective Alternative Credit
                                             Support Election

                                             -  5.0% of the Series Investor
                                                Interest as of the end of the
                                                preceding month, but not less
                                                than $5,263,160; or

                                             After an Effective Alternative
                                             Credit Support Election

                                             -  8.5% of the Series Investor
                                                Interest as of the end of the
                                                preceding month, but not less
                                                than $5,263,160.

                                             However, if an Amortization Event
                                             has occurred, the maximum amount of
                                             Credit Enhancement will be the
                                             amount on deposit in the Credit
                                             Enhancement Account on the
                                             Distribution Date immediately
                                             before the Amortization Event
                                             occurred.

                                             "Series Investor Interest" will
                                             mean $526,316,000 minus

                                             -  the amount of principal
                                                collections on deposit for the
                                                benefit of investors in this
                                                Series, after giving effect to
                                                losses of principal on
                                                investments of these funds,

                                             -  the aggregate amount of
                                                principal previously paid to
                                                investors in this Series, and

                                             -  the aggregate amount of investor
                                                losses resulting from accounts
                                                in which the receivables have
                                                been charged-off as
                                                uncollectible, after giving
                                                effect to all provisions in the
                                                Series Supplement to reimburse
                                                these charged-off amounts.

THE RECEIVABLES............................  The receivables in the Accounts included in the trust as of July 1,
                                             2001 totaled $37,693,412,745.54.

GROUP EXCESS SPREAD........................  The certificates initially will be included in the "Group One" group
                                             of series. The three-month rolling
                                             average Group Excess Spread
                                             Percentage, as defined below, will
                                             be 3.95% for the Distribution Date
                                             in July 2001.

                                             "Group Excess Spread Percentage"
                                             for any Distribution Date is a
                                             percentage calculated by
                                             multiplying:

                                             -  twelve, by

                                             -  an amount for all series in
                                                Group One equal to

                                                -  the total amount of finance
                                                   charge collections,
                                                   investment income and other
                                                   similar collections allocable
                                                   to each series for the prior
                                                   calendar month, minus

                                                -  the total amount of interest
                                                   and certain fees payable for
                                                   each series and the amount of
                                                   receivables allocable to each
                                                   series that have been charged
                                                   off as uncollectible for the
                                                   prior calendar month;

                                             and then dividing the product by an
                                             amount equal to the sum of all
                                             investor interests for each series
                                             in Group One, in each case for the
                                             Distribution Date.

RATING OF THE INVESTOR CERTIFICATES........  The trust will only issue the certificates if Standard & Poor's
                                             has rated the Class A Certificates
                                             "AAA" and the Class B Certificates
                                             at least "A" and Moody's Investors
                                             Service, Inc. has rated the Class A
                                             Certificates "Aaa" and has rated
                                             the Class B Certificates at least
                                             "A2."

ERISA CONSIDERATIONS.......................  Discover Bank believes that employee benefit plans subject to
                                             ERISA may acquire Class A
                                             Certificates; however, advisers to
                                             these plans should consult their
                                             own counsel. Employee benefit plans
                                             subject to ERISA may not acquire
                                             the Class B Certificates.

LISTING....................................  Discover Bank expects to list the certificates on the Luxembourg
                                             Stock Exchange to facilitate
                                             trading in non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of July 1, 2001, the following five states had the largest receivables balances :

                                                      PERCENTAGE OF TOTAL
                                                          RECEIVABLES
             STATE                                  BALANCE IN THE ACCOUNTS
             -----                                  -----------------------

             California.....................                  11.1%
             Texas..........................                   9.1%
             New York.......................                   7.1%
             Florida........................                   6.0%
             Illinois.......................                   5.2%

         CREDIT LIMIT INFORMATION. As of July 1, 2001, the Accounts had the following credit limits:

                                               RECEIVABLES      PERCENTAGE OF
                                               OUTSTANDING    TOTAL RECEIVABLES
    CREDIT LIMIT                                 (000'S)         OUTSTANDING
    ------------                                 --------        -----------

    Less than or equal to $1,000.00........    $   418,626            1.1%
    $1,000.01 to $2,000.00.................    $ 1,580,808            4.2%
    $2,000.01 to $3,000.00.................    $ 1,988,457            5.3%
    Over $3,000.00.........................    $33,705,522           89.4%
                                               -----------         -------
      Total................................    $37,693,413          100.0%
                                               ===========          ======

         SEASONING. As of July 1, 2001, 83.4% of the Accounts were at least 24 months old. The ages of Accounts as of July 1, 2001 were distributed as follows:

                                                     PERCENTAGE    PERCENTAGE
            AGE OF ACCOUNTS                          OF ACCOUNTS   OF BALANCES
            ---------------                          -----------   -----------

            Less than 12 Months.................          5.2%          6.5%
            12 to 23 Months.....................         11.4%         12.6%
            24 to 35 Months.....................          6.4%          5.1%
            36 Months and Greater...............         77.0%         75.8%
                                                        ------        ------
                                                        100.0%        100.0%
                                                        ======        ======

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of July 1, 2001, the Accounts had the following delinquency statuses:

                                                 AGGREGATE
                                                  Balances          PERCENTAGE
             PAYMENT STATUS                       (000'S)          OF BALANCES
             --------------                       -------          -----------
             Current......................    $    33,019,283          87.6%
             1 to 29 Days.................    $     2,266,442           6.0%
             30 to 59 Days................    $       830,152           2.2%
             60 to 89 Days................    $       543,353           1.4%
             90 to 119 Days...............    $       405,382           1.1%
             120 to 149 Days..............    $       333,767           0.9%
             150 to 179 Days..............    $       295,034           0.8%
                                              ---------------         ------
                                              $    37,693,413         100.0%
                                              ===============         ======


                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of May 31, 2001, the following five states had the largest receivables balances:


                                         PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                               OF DISCOVER CARD PORTFOLIO
             STATE                                  AS OF MAY 31, 2001
             -----                       ---------------------------------------
             California............                       11.5%
             Texas.................                        8.8%
             New York..............                        7.3%
             Florida...............                        6.0%
             Illinois..............                        5.1%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of May 31, 2001.

         CREDIT LIMIT INFORMATION. As of May 31, 2001, the accounts in the Discover Card portfolio had the following credit limits:

                                                                     PERCENTAGE
                                                      RECEIVABLES     OF TOTAL
                                                      OUTSTANDING    RECEIVABLES
         CREDIT LIMIT                                    (000'S)     OUTSTANDING
         ------------                                 -----------    -----------
         Less than or equal to $1,000.00......        $   615,770        1.3%
         $1,000.01 to $2,000.00...............        $ 1,968,096        4.2%
         $2,000.01 to $3,000.00...............        $ 2,405,823        5.1%
         Over $3,000.00.......................        $41,999,278       89.4%
                                                      -----------      ------
           Total..............................        $46,988,967      100.0%
                                                      ===========      ======

         SEASONING. As of May 31, 2001, 72.7% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of May 31, 2001 were distributed as follows:

                                                     PERCENTAGE    PERCENTAGE
              AGE OF ACCOUNTS                       OF ACCOUNTS    OF BALANCES
              ---------------                       -----------    -----------
              Less than 12 Months...............        12.7%         15.2%
              12 to 23 Months...................        14.6%         15.8%
              24 to 35 Months...................         6.8%          5.3%
              36 Months and Greater.............        65.9%         63.7%
                                                       ------        ------
                                                       100.0%        100.0%
                                                       ======        ======

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                                       YEAR ENDED NOVEMBER 30,
                                 SIX MONTHS ENDED    --------------------------
                                   MAY 31, 2001      2000       1999       1998
                                 ----------------    ----       ----       ----
Aggregate Monthly Yields
  Excluding Recoveries                 15.59%       16.34%     17.48%     18.02%
  Including Recoveries                 16.33%       16.97%     18.26%     18.76%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of May 31, 2001, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                     AGGREGATE
                                                      BALANCES       PERCENTAGE
  PAYMENT STATUS                                       (000'S)       OF BALANCES
  --------------                                   --------------    -----------
  Current..................................        $   41,713,362       88.8%
  1 to 29 Days.............................        $    2,501,739        5.3%
  30 to 59 Days............................        $      901,500        1.9%
  60 to 89 Days............................        $      637,488        1.4%
  90 to 119 Days...........................        $      482,692        1.0%
  120 to 149 Days..........................        $      397,433        0.8%
  150 to 179 Days..........................        $      354,753        0.8%
                                                   --------------      ------
                                                   $   46,988,967      100.0%
                                                   ==============      ======

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                   AVERAGE OF SIX MONTHS
                    ENDED MAY 31, 2001                    AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                 ------------------------   --------------------------------------------------------------------------
                                                     2000                      1999                      1998
                                                     ----                      ----                      ----
                  DELINQUENT                DELINQUENT               DELINQUENT               DELINQUENT
                    AMOUNT                    AMOUNT                   AMOUNT                   AMOUNT
                   (000'S)     PERCENTAGE    (000'S)     PERCENTAGE    (000'S)    PERCENTAGE    (000'S)     PERCENTAGE
                   -------     ----------    -------     ----------    -------    ----------    -------     ----------
30-59 Days....   $  958,637       2.1%      $  831,836       2.0%    $  791,325      2.6%      $  759,521       2.6%
60-89 Days....   $  666,838       1.4%      $  547,193       1.3%    $  471,838      1.5%      $  456,059       1.5%
90-179 Days...   $1,244,826       2.7%      $  930,066       2.3%    $  815,619      2.6%      $  853,961       2.9%
                 ----------       ----      ----------      ----     ----------      ----      ----------      ----
Total.........   $2,870,301       6.2%      $2,309,095       5.6%    $2,078,782      6.7%      $2,069,541       7.0%
                 ==========       ====      ==========      ====     ==========      ====      ==========      ====


         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                            SIX MONTHS ENDED
                                              MAY 31, 2001                  YEAR ENDED NOVEMBER 30,
                                            ----------------   ---------------------------------------------
                                                                   2000             1999            1998
                                                                   ----             ----            ----
                                                                            (DOLLARS IN THOUSANDS)
                                                               ---------------------------------------------
Average Receivables Outstanding............   $46,264,314      $41,064,509      $31,554,086      $29,749,158
Gross Charge-Offs..........................   $ 1,303,927      $ 2,059,933      $ 1,955,514      $ 2,215,002
Gross Charge-Offs as an Annualized
   Percentage of Average Receivables
Outstanding................................       5.64%            5.02%            6.20%            7.45%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                   SIX MONTHS ENDED
                                     MAY 31, 2001             YEAR ENDED NOVEMBER 30,
                                   ----------------    ------------------------------------
                                                           2000       1999       1998
                                                           ----       ----       ----
Average Monthly Payment Rate.....        15.74%           16.24%      16.73%    15.42%
Highest Monthly Payment Rate.....        16.96%           17.25%      17.83%    17.01%
Lowest Monthly Payment Rate......        14.83%           14.75%      15.19%    13.90%

---------------